Exhibit 33.9

                                            LaSalle Bank N.A.
                                            135 South LaSalle Street
                                            Suite 1625
                                            Chicago, IL 60603

                                            Global Securities and Trust Services

           Report on Assessment of Compliance with Servicing Criteria

LaSalle Bank National Association ("LaSalle") is responsible for assessing compliance with the servicing criteria applicable to it under paragraph (d) of
Item 1122 of Regulation AB (17 C.F.R., 229.1122(d)), as of and for the 12-month period ending December 31, 2007 (the "Reporting Period"), as set forth in Appendix A hereto. The transactions covered by this report include mortgage-backed securities transactions for which LaSalle, as trustee, paying agent, or custodian, performed servicing activities, which transactions were initially closed on or after January 1, 2006, and that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 (the "Platform"). LaSalle used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess its compliance with the applicable servicing criteria for the Reporting Period with respect to the Platform. The criteria listed in the column titled "Servicing Criteria Inapplicable to LaSalle Bank National Association (as trustee, paying agent, or custodian)" on Appendix A hereto are inapplicable to LaSalle based on the activities it performs in its role as trustee, paying agent, or custodian with respect to the Platform.

Except as identified on Appendix B hereto, LaSalle has complied, in all material respects, with the applicable servicing criteria identified in Appendix A hereto for the Reporting Period with respect to the Platform taken as a whole.

PricewaterhouseCoopers LLP, an independent registered public accounting firm has issued an attestation report on LaSalle's compliance with the applicable servicing criteria for the Reporting Period.

February 29, 2008

                                        LaSalle Bank National Association

                                        By: /s/ Barbara L. Marik
                                            -------------------------------
                                            Name:  Barbara L. Marik
                                            Title: Senior Vice President

                                   Appendix A

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                                                                 Servicing                Servicing
                                                                  Criteria                 Criteria
                                                                Applicable to          Inapplicable to
                                                                LaSalle Bank             LaSalle Bank
      Reg AB                                                      National                 National
    Reference                 Servicing Criteria               Association (as          Association (as
                                                               trustee, paying          trustee, paying
                                                                 agent, or                agent, or
                                                                 custodian)               custodian)
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                   General Servicing Considerations
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 1122(d)(1)(i)     Policies and procedures are                       X
                   instituted to monitor any performance
                   or other triggers and events of
                   default in accordance with the
                   transaction agreements.
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1122(d)(1)(ii)     If any material servicing activities              X(1)
                   are outsourced to third parties,
                   policies and procedures are instituted
                   to monitor the third party's
                   performance and compliance with such
                   servicing activities.
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1122(d)(1)(iii)    Any requirements in the transaction                                        X
                   agreements to maintain a back-up
                   servicer for the Pool Assets are
                   maintained.
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1122(d)(1)(iv)     A fidelity bond and errors and                    X
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in
                   accordance with the terms of the
                   transaction agreements.
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                      Cash Collection and Administration
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 1122(d)(2)(i)     Payments on pool assets are deposited             X
                   into the appropriate custodial bank
                   accounts and related bank clearing
                   accounts no more than two business
                   days following receipt, or such other
                   number of days specified in the
                   transaction agreements.
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1122(d)(2)(ii)     Disbursements made via wire transfer              X
                   on behalf of an obligor or to an
                   investor are made only by authorized
                   personnel.
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1122(d)(2)(iii)    Advances of funds or guarantees                   X(2)
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such advances,
                   are made, reviewed and approved as
                   specified in the transaction
                   agreements.
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1122(d)(2)(iv)     The related accounts for the                      X
                   transaction, such as cash reserve
                   accounts or accounts established
                   as a form of over
                   collateralization, are separately
                   maintained (e.g., with respect to
                   commingling of cash) as set forth
                   in the transaction agreements.
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1122(d)(2)(v)      Each custodial account is maintained at           X
                   a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes of
                   this criterion, "federally insured
                   depository institution" with respect to
                   a foreign financial institution means a
                   foreign financial institution that meets
                   the requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.
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1122(d)(2)(vi)     Unissued checks are safeguarded so as to          X
                   prevent unauthorized access.
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1122(d)(2)(vii)    Reconciliations are prepared on a                 X
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and related
                   bank clearing accounts. These
                   reconciliations are (A) mathematically
                   accurate; (B) prepared within 30
                   calendar days after the bank statement
                   cutoff date, or such other number of
                   days specified in the transaction
                   agreements; (C) reviewed and approved by
                   someone other than the person who
                   prepared the
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(1) No material servicing activities are outsourced to third parties.
(2) No advances were made during the Reporting Period.

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                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are
                   resolved within 90 calendar days of
                   their original identification, or such
                   other number of days specified in the
                   transaction agreements.
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                      Investor Remittances and Reporting
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1122(d)(3)(i)      Reports to investors, including those to          X
                   be filed with the Commission, are
                   maintained in accordance with the
                   transaction agreements and applicable
                   Commission requirements. Specifically,
                   such reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the terms
                   specified in the transaction agreements;
                   (C) are filed with the Commission as
                   required by its rules and regulations;
                   and (D) agree with investors' or the
                   indenture trustee's records as to the
                   total unpaid principal balance and
                   number of Pool Assets serviced by the
                   related Servicer.
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1122(d)(3)(ii)     Amounts due to investors are allocated            X
                   and remitted in accordance with
                   timeframes, distribution priority and
                   other terms set forth in the transaction
                   agreements.
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1122(d)(3)(iii)    Disbursements made to an investor                 X
                   are posted within two business days
                   to the related Servicer's investor
                   records, or such other number of
                   days specified in the transaction
                   agreements.
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1122(d)(3)(iv)     Amounts remitted to investors per                 X
                   the investor reports agree with
                   cancelled checks, or other form of
                   payment, or custodial bank
                   statements.
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                           Pool Asset Administration
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 1122(d)(4)(i)     Collateral or security on pool assets is          X
                   maintained as required by the
                   transaction agreements or related pool
                   asset documents.
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1122(d)(4)(ii)     Pool assets and related documents are             X
                   safeguarded as required by the
                   transaction agreements
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1122(d)(4)(iii)    Any additions, removals or substitutions          X
                   to the asset pool are made, reviewed and
                   approved in accordance with any conditions
                   or requirements in the transaction
                   agreements.
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1122(d)(4)(iv)     Payments on pool assets, including any                                     X
                   payoffs, made in accordance with the
                   related pool asset documents are posted
                   to the related Servicer's obligor
                   records maintained no more than two
                   business days after receipt, or such
                   other number of days specified in the
                   transaction agreements, and allocated to
                   principal, interest or other items
                   (e.g., escrow) in accordance with the
                   related pool asset documents.
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1122(d)(4)(v)      The related Servicer's records                                             X
                   regarding the pool assets agree with
                   the related Servicer's records with
                   respect to an obligor's unpaid
                   principal balance.
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1122(d)(4)(vi)     Changes with respect to the terms or                                       X
                   status of an obligor's pool assets
                   (e.g., loan modifications or re-agings)
                   are made, reviewed and approved by
                   authorized personnel in accordance with
                   the transaction agreements and related
                   pool asset documents.
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1122(d)(4)(vii)    Loss mitigation or recovery actions                                        X
                   (e.g., forbearance plans, modifications
                   and deeds in lieu of foreclosure,
                   foreclosures and repossessions, as
                   applicable) are initiated, conducted
                   and concluded in accordance with the
                   timeframes or other requirements
                   established by the transaction
                   agreements.
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1122(d)(4)(viii)   Records documenting collection efforts                                     X
                   are maintained during the period a pool
                   asset is delinquent in accordance with
                   the transaction agreements. Such
                   records are maintained on at least a
                   monthly basis, or such other period
                   specified in the transaction
                   agreements, and describe the entity's
                   activities in monitoring delinquent
                   pool assets including, for example,
                   phone calls, letters and payment
                   rescheduling plans in cases where
                   delinquency is deemed
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                   temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)     Adjustments to interest rates or rates                                     X
                   of return for pool assets with variable
                   rates are computed based on the related
                   pool asset documents.
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1122(d)(4)(x)      Regarding any funds held in trust for an                                   X
                   obligor (such as escrow accounts): (A)
                   such funds are analyzed, in accordance
                   with the obligor's pool asset documents,
                   on at least an annual basis, or such
                   other period specified in the
                   transaction agreements; (B) interest on
                   such funds is paid, or credited, to
                   obligors in accordance with applicable
                   pool asset documents and state laws; and
                   (C) such funds are returned to the
                   obligor within 30 calendar days of full
                   repayment of the related pool assets, or
                   such other number of days specified in
                   the transaction agreements.
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1122(d)(4)(xi)     Payments made on behalf of an obligor                                      X
                   (such as tax or insurance payments) are
                   made on or before the related penalty
                   or expiration dates, as indicated on
                   the appropriate bills or notices for
                   such payments, provided that such
                   support has been received by the
                   servicer at least 30 calendar days
                   prior to these dates, or such other
                   number of days specified in the
                   transaction agreements.
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1122(d)(4)(xii)    Any late payment penalties in                                              X
                   connection with any payment to be
                   made on behalf of an obligor are
                   paid from the related Servicer's
                   funds and not charged to the
                   obligor, unless the late payment was
                   due to the obligor's error or
                   omission.
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1122(d)(4)(xiii)   Disbursements made on behalf of an                                         X
                   obligor are posted within two business
                   days to the obligor's records maintained
                   by the servicer, or such other number of
                   days specified in the transaction
                   agreements.
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1122(d)(4)(xiv)    Delinquencies, charge-offs and                                             X
                   uncollectible accounts are
                   recognized and recorded in
                   accordance with the transaction
                   agreements.
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1122(d)(4)(xv)     Any external enhancement or other                 X
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115
                   of Regulation AB, is maintained as
                   set forth in the transaction
                   agreements.
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                                   Appendix B

                 Material Instances of Noncompliance by LaSalle

1122(d)(3)(i)(A) and (B) - During the Reporting Period, certain monthly investor or remittance reports were not prepared in accordance with the terms set forth in the transaction agreements and certain investor reports did not provide the information calculated in accordance with the terms specified in the transaction agreements for which certain individual errors may or may not have been material.